Exhibit 99.1

Leading the Way in Electricity SM

EDISON INTERNATIONAL®

Deutsche Bank

Energy and Utilities Conference

May 31, 2007

Tom McDaniel, Executive Vice President,

Chief Financial Officer and Treasurer

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Forward Looking Statements

Statements contained in this presentation about future performance, including, without limitation, earnings, asset and rate base growth, load growth, capital investments, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. Important factors that could cause different results are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s 2006 Form 10-K and subsequent reports filed with the Securities and Exchange Commission and available on our website: www.edison.com. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances.

Deutsche Bank Energy & Utilities Conference 1 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Our Business Portfolio

Edison International

Revenue $12.6

Operating Cash Flow $3.6

Generation Capacity (MW) 14,577

Market Capitalization $18.7

Southern California Edison

Revenue $10.3

Operating Cash Flow $2.6

Generation Capacity (MW) 5,113

Population Served (MM) 13+

Edison Mission Group

Revenue $2.3

Operating Cash Flow $1.2

Generation Capacity (MW) 9,464

Wind Pipeline (MW) ~2,700

Note: Financial data as of December 31, 2006, capacity data as of April 30,2007 and market capitalization as of May 24, 2007. Dollar amounts in billions, population served in millions. Edison Mission Group includes Edison Capital. Edison International operating cash flow includes intercompany eliminations and operating costs at the Edison International holding company.

Deutsche Bank Energy & Utilities Conference 2 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Our Value Proposition

Strong utility platform with earning assets targeted for 12%+ annual growth

Low-cost coal-based competitive generation business with solid development pipeline

Visible and predictable earnings and cash flow growth

Valuable franchise positions

Increasing capacity values for coal-fired assets

Attractive and sustainable growth investment opportunities

Earnings growth and financial flexibility support dividend growth

Deutsche Bank Energy & Utilities Conference 3 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

2004 Strategy Remains On Track

2007 2004 2005 2006 Guidance2

Core EPS1 $1.50 $3.13 $3.07 $3.05 to $3.45

Basic EPS $2.81 $3.47 $3.58 $2.70 to 3.10

Our 2004 strategy focused on balancing

Growth

Dividends

Balance sheet strength

With total returns above peer averages . . and we see the same return potential today

1 A Non-GAAP measure. See Appendix for GAAP reconciliation.

2 2007 Basic EPS guidance includes net non-core charges of $0.35 per share, primarily from EMG’s debt refinancing costs of $0.45 per share, partially offset by a favorable SCE tax item of $0.10 per share. On May 9, 2007 Edison International indicated that 2007 results are expected to be at the higher end of the guidance range.

Deutsche Bank Energy & Utilities Conference 4 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Growth Strategies

Southern California Edison

Driven principally by rate base growth

Investments emphasize:

Transmission - system reliability, renewables mandates

Distribution – system reliability, demand growth

Generation - meeting peak system demand, demand growth and system reliability

Energy efficiency – e.g. Edison SmartConnectTM advanced metering system

Edison Mission Group

Optimize financial performance of core business

Investments diversify portfolio and emphasize:

Renewables led by significant wind development pipeline of ~2,700 MW

Gas-fired generation investments

Advanced fossil fuel technologies such as IGCC with carbon sequestration

Contracted capacity with selective merchant wind investment possible

Deutsche Bank Energy & Utilities Conference 5 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Financial Strategies

Funding Growth Investments

Southern California Edison

Operating cash flow and financing

Parent investment using borrowing capacity if needed

Edison Mission Energy

Cash on hand, operating cash flow, project debt

Focus on organic growth

Credit Objectives1

Southern California Edison

A rating metrics (current: S&P BBB, Fitch A, Moody’s A3)

Edison Mission Energy

BB rating metrics (current: S&P & Fitch BB-, Moody’s B1)

Dividend Policy

Targeting annual dividend increases

Dividend increases balanced with growth investments

SCE and Edison Capital cash flows fund dividend given EMG growth opportunities

1 Senior unsecured credit ratings shown.

Deutsche Bank Energy & Utilities Conference 6 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Southern California Edison (SCE)

An Investor-Owned Electric Utility

Deutsche Bank Energy & Utilities Conference 7 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

SCE Growth Driver – Market Demand

New Meter Connections

87,708 90,000 83,979 Connections 77,437 75,626 80,000 73,204 70,000 63,463 New 60,000 50,000 2002 2003 2004 2005 2006 2007E

Peak Demand

26,000 23,517 21,934 22,889 22,000 18,821 20,136 20,762 18,000 14,000 10,000 2002 2003 2004 2005 2006 2007E

Strong customer and load growth keeps statewide focus On the need to expand and strengthen the utility infrastructure

Deutsche Bank Energy & Utilities Conference 8 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

SCE Growth Driver – Investment

Proposed Five-Year Capital Spending Plan

$ Billions $5 $4.2 $4.0

$4$ 3.9

$3 $2.8 $2.4 $2

$1

$0

2007 2008 2009 2010 2011

Current Forecast by Classification

$%

Edison SmartConnectTM 1.2 7

Generation 2.8 16

Transmission 4.3 25

Distribution 9.0 52

Total1 17.3 100

Current Forecast by Proceeding

$%

CPUC Rate Cases 11.1 64

CPUC Project Specific 1.9 11

FERC Rate Cases 4.3 25

Total1 17.3 100

Five-year spending plan emphasizes infrastructure replacement, renewables transmission, demand growth and energy efficiency (e.g. Edison SmartConnectTM)

1 Subject to timely receipt of permitting, licensing and regulatory approvals.

Deutsche Bank Energy & Utilities Conference 9 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

CE Growth Driver – Investment

Forecast SCE Rate Base 2006-20111

$ Billion

th Rate

al Grow $20.4 $21 d Annu

mpoun

+% Co

12$17.6 $18 $14.5 $15 $12.7 $10.9 $11.7 $12 $9 $6 $3 $0

2006 2007 2008 2009 2010 2011

Approved 2009 GRC

Rate base growth provides foundation for strong SCE earnings and cash flow growth while meeting customer service and infrastructure objectives

1 Includes impact of 2006 CPUC and 2006 FERC GRC decisions and forecasted rate base for FERC (2007-2011) and CPUC (2009-2011) which are subject to regulatory approval. Forecast subject to maintaining project permitting and construction schedules.

Deutsche Bank Energy & Utilities Conference 10 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Constructive Regulatory Environment

Rate Base

General Rate Case (GRC) provides three-year forward looking rate-setting mechanism based on forecast spending; affirmed twice

2006 GRC Decision approved majority of capital requests and operating expenses

2006 GRC Decision results in increased depreciation providing annual cash flow of about $1 billion for 2006-2008

Plan to file 2009 GRC Notice of Intent in July 2007 and application in November 2007

Investors’ Return

11.6% return on common equity (ROCE) approved through 2007

11.8% ROCE requested May 2007 in 2008 Cost of Capital application - to be effective January 2008

Energy Efficiency

CPUC is considering plans to share energy efficiency economic savings between ratepayers and investors

Procurement Cost

Energy Resources Recovery Account (ERRA) and related Trigger Mechanism provides timely recovery of procurement costs and mitigates energy price exposure

Customer Rates

Only limited rate increases expected in GRC as new rate base growth will be partially offset from lower purchased electricity costs as legacy contracts expire

California’s regulatory framework has been strengthened to support Growth, reliability needs and mitigate risks of volatile commodity prices

Deutsche Bank Energy & Utilities Conference 11 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Edison Mission Group (EMG)

A Competitive Power Generation Company

Deutsche Bank Energy & Utilities Conference 12 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

EMG Growth Driver - Operating Platform

Washington Iowa Minnesota Illinois

Natural Gas 70 MW ?Wind 109 MW/36 MW (UC) ?Wind 75 MW/50 MW (UC) ?Natural Gas 305 MW

Coal 5,613 MW

California

Natural Gas 964 MW

New Mexico

Wind 90 MW

Oklahoma

Wind 95 MW (UC)

Texas

Wind 161 MW

Pennsylvania

Coal 1,884 MW

West Virginia

Coal 40 MW

EMG Generation Fuel Mix1

MW%

Coal 7,537 79%

Natural Gas 1,339 14%

Wind 435 5%

Other 153 2%

9,464 100%

1 Excludes 181 MW wind projects under construction (UC); natural gas includes oil-fired; other includes Doga in Turkey (144 MW) and Huntington biomass (9 MW) which are not shown. Data as of April 30, 2007.

Deutsche Bank Energy & Utilities Conference 13 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

EMG Growth Driver – Coal Fleet Margin

Midwest Generation

Six merchant coal plants (5,613 MW) and two natural gas/oil merchant peakers (305 MW) serving the greater Chicago area

Plants dispatch into PJM, a highly liquid electricity market

Average Realized Energy Price

$60

$45.55 $46.19

$40 $31.20

/MWh $33.15 $33.00 $

$20$ 19.60

$11.60 $12.40 $13.19 $0 2004 2005 2006

Average realized energy margin ($/MWh)1,2

Homer City

Merchant coal plant (1,884 MW) located in Pennsylvania

Baseload plant with direct high voltage interconnections to both PJM and NYISO

Average Realized Energy Price

$60 $48.02 $45.05

$40$ 35.93 $24.97 /MWh $23.97 $ $19.78 $20 $21.08 $23.05 $16.15 $0 2004 2005 2006

Average fuel costs and emission purchases ($/MWh)

1 Average realized energy margin is equal to average realized energy price less average fuel costs and emission purchases.

2 Average MWG energy margin in 2004 reflects average energy prices realized by merchant coal operations only.

Deutsche Bank Energy & Utilities Conference 14 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Favorable EMG Capacity Market Trends

EMG 2007-8 PJM West Capacity Auction Results Net MW Accepted at $40.80 per MW-day1

Midwest Generation 3,013

Homer City 886

0 2,000 4,000

PJM Market Facts

EMG sells power into the PJM market by participating in PJM’s capacity and energy markets or by transacting capacity and energy on a bilateral basis.

Future PJM Auction Dates

Midwest Homer

Generation City

PJM PJM PJM

West West MAAC+

“Rest of Market” “Rest of Market” APS

2008-2009 (July) ✓ ✓

2009-2010 (October) ✓ ✓

2010-2011 (February 2008) ✓ ✓

1 Not all capacity was sold into the auction due to other contractual sales and commercial opportunities.

Deutsche Bank Energy & Utilities Conference 15 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

EMG Growth Driver - Recapitalization

$ 2.7 billion EMG Refinancing

Favorable market conditions

Enhanced financial flexibility

Moves refinancing risk past environmental spending period

Simplifies capital structure

Facilitates longer-term hedging

Expands liquidity

Tender premium and other non-core costs: $0.45 per share

Interest savings: $0.07 per share in 2007, $0.11 per share annualized

2007 Edison Mission Energy Debt Financing

$1,200,000,000 7.00% Senior Notes due 2017 $800,000,000 7.20% Senior Notes due 2019 $700,000,000 7.625% Senior Notes due 2027

Deutsche Bank Energy & Utilities Conference 16 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

EMG Growth Driver – Wind

Nebraska Pipeline 100 MW

Wyoming Pipeline 141 MW

Utah Pipeline 90 MW

Oklahoma Construction 95 MW

Pipeline 300 MW

New Mexico

In-Service 90 MW

Pipeline 60 MW Texas

In-Service 161 MW

Pipeline 630 MW Iowa

In-Service 109 MW Construction 36 MW

Minnesota

In-Service 75 MW Construction 50 MW Pipeline 189 MW

Wisconsin Pipeline 100 MW

Illinois Pipeline 350 MW

Maine Pipeline 54 MW

New York Pipeline 130 MW

Pennsylvania

Pipeline 127 MW

Maryland

Pipeline 80 MW

West Virginia

Pipeline 345 MW

EMG Wind Portfolio1 MW

In-Service 435

Construction 181

Development Pipeline 2,696

Turbines (not shown) 1,563

~2,700 development pipeline in 15 states and growing

1 Data as of April 30, 2007; turbines purchased or committed to support development pipeline.

Deutsche Bank Energy & Utilities Conference 17 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

EMG Growth Driver - Thermal

Natural Gas-Fired Generation

Thermal development (1,000 MW)

Walnut Creek and Sun Valley, CA opportunities (500 MW each) in permitting and engineering stage – SCE and other potential customers

Potential acquisitions of assets or portfolios

Will be selective and disciplined

Some regions showing developing capacity markets and higher spark spreads

Assets complement marketing and trading skills

IGCC with Carbon Sequestration

Carson Hydrogen Project (400-450 MW)

Joint Venture with BP at their Carson City refinery -

petroleum coke fuel with 90% CO2 used for

enhanced oil recovery

Confirming project economics and CO2 requirements

Target operating date 2012-2013

Other opportunities in early stage development

Deutsche Bank Energy & Utilities Conference 18 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Our Shareholder Value Proposition

Attractive business portfolio and growth opportunities

Southern California Edison

Demonstrated need for utility infrastructure investments

Among the best domestic electric utility growth platforms

Edison Mission Group

Favorable market conditions for unregulated generation portfolio

Strong growth pipeline led by wind investments and clean fossil fuel technologies

Commitment to long-term shareholder value creation

Incentive compensation and stock ownership guidelines consistent with shareholder interests

Deutsche Bank Energy & Utilities Conference 19 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Deutsche Bank Energy & Utilities Conference EDISON INTERNATIONAL®

Leading the Way in Electricity SM

Appendix

Deutsche Bank Energy & Utilities Conference 21 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

First Quarter 2006-2007 Core Earnings

Quarter Ended March 31,

2006 2007

Core Earnings per Share (Unaudited)

Southern California Edison $ 0.37 $ 0.45

Edison Mission Group 0.23 0.48

Parent company and other(0.04)(0.03)

Total Core Earnings Per Share $ 0.56 $ 0.90

Non-Core Items

SCE – Tax item – 0.10

Earnings from discontinued operations 0.22 0.01

Basic Earnings Per Share $ 0.78 $ 1.01

Note Regarding Non-GAAP Measure

We use core earnings, which excludes earnings from discontinued operations and certain other non-core items, internally for financial planning and for analysis of performance. We also use core earnings as the primary performance measurement when communicating with analysts and investors regarding its earnings results and outlook as it allows them to better compare the company’s ongoing performance. Core earnings are reconciled to basic earnings per common share.

Deutsche Bank Energy & Utilities Conference 22 EDISON INTERNATIONAL®

Leading the Way in Electricity SM

2004-2007E Core Earnings

Year Ending December 31,

2004 2005 2006 2007E

Core Earnings (Loss) Per Share

Southern California Edison $ 1.80 $ 1.82 $ 1.89 $ 1.97 – $ 2.07

Edison Mission Group(0.09) 1.42 1.30 1.21 – 1.51

Parent company and other(0.21)(0.11)(0.12)(0.13)

Total Core Earnings Per Share $ 1.50 $ 3.13 $ 3.07 $ 3.05 – $ 3.45

Non-Core Items

SCE – Regulatory and tax items 1.01 0.36 0.40 0.10

SCE – Other — 0.04 0.09 —

EMG – Impairments(0.05)(0.10) — —

EMG – Net gain on sale 0.08 — — —

EMG – Collins lease termination(1.81)

EMG – Discontinued operations1 2.12 0.09 0.30 —

Early debt retirements(0.04)(0.05)(0.28)(0.45)

Earnings Per Share $ 2.81 $ 3.47 $ 3.58 $ 2.70 – $ 3.10

1 2004 primarily relates to international operations; 2005 and 2006 primarily relates to Lakeland distributions and other adjustments related to some of MEHC’s international projects that were sold in 2004.

Deutsche Bank Energy & Utilities Conference 23 EDISON INTERNATIONAL®